UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 19, 2002
Date of Report (Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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ITEM 5.          OTHER EVENTS

      On June 19, 2002, the Board of Trustees of Investors Real Estate Trust approved a Control Agreement between Steven B. Hoyt, his spouse, Michelle E. Hoyt, and Venture Bank.  The terms of the agreement allow Mr. Hoyt and Mrs. Hoyt to pledge up to 171,711 of their limited partnership units in IRET Properties, a North Dakota Limited Partnership, as collateral for a revolving line of credit from Venture Bank.  Mr. Hoyt is currently a member of the Board of Trustees.

      Mr. Hoyt abstained from the vote on approving the Control Agreement.  A copy of the Control Agreement is filed as an Exhibit to this Form 8-K.

Item 7.          FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

       (a)        Exhibits

       The following exhibits are filed with this report:

10.	Control Agreement between Investors Real Estate Trust and Mr. Steven B. & Michelle E. Hoyt dated effective ____________________.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to do so.

Date:   July 3, 2002

                                          INVESTORS REAL ESTATE TRUST
                                                                   (Registrant)

                                         By:      __/S/ Thomas A. Wentz, Jr._____
                                                                        (Signature)
                                                      Thomas A. Wentz, Jr.
                                                      Vice President & General Council

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EXHIBIT

CONTROL AGREEMENT
(For Limited Partnership Units of Issuer)

 Date: June 27, 2002
DEBTOR: Address: Phone No.: Fax No.:	STEVEN B. HOYT 708 South Third Street Suite 108 Minneapolis, Minnesota 55415 (612) 338-7787 (612)338-7797
DEBTOR: Address: Phone No.: Fax No.:	MICHELLE L. HOYT 708 South Third Street Suite 108 Minneapolis, Minnesota 55415 (612) 338-7787 (612) 338-7797
SECURED PARTY: Address: Phone No.: Fax No.:	VENTURE BANK 5601 Green Valley Drive Suite 120 Bloomington, Minnesota 55437 (952) 830-9999 (952) 830-8218
ISSUER: Address: Phone No.: Fax No.:	IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP 12 South Main, Suite 100 Minot, North Dakota 58701 (701) 852-1756 (701) 838-7785

1.	Definitions. In this Agreement:

(a)	“Article 9” means Article 9 of the UCC.
(b)	“Control” means control of investment property defined in the UCC.
(c)	“Debtor” means each and all of the persons or entities shown above as Debtor.
(d)	“Instrument” is defined in Article 9 of the UCC.

(e)	“Issuer” means the Issuer shown above.
(f)	“Limited Partnership Agreement” means the Agreement of Limited Partnership of IRET Properties, a North Dakota Limited Partnership, dated January 31, 1997, and any amendments thereto.
(g)	“Secured Party” means the Secured Party shown above.
(h)	“Transfer Restriction Agreement” means the Transfer Restriction Agreement dated March 30, 2001 between Steven B. Hoyt and IRET Properties, a North Dakota Limited Partnership.
(i)	“UCC” means the Uniform Commercial Code.

2.	Agreement of the Parties. Debtor, Secured Party and Issuer agree to all of the provisions of this Agreement. Debtor consents to Issuer entering into this Agreement.

3.	Security Interest. Debtor has given Secured Party a security interest (“Security Interest”) in the following property (the “Collateral”):
two hundred thousand (200,000) limited partnership units of Issuer (“Units”), which Units are a portion of the limited partnership units of Issuer further described in Exhibit A attached hereto and made a part hereof, and all certificates of the Units; and
All existing and future dividends, interest, cash, instruments and other property received, distributed or exchanged for or in respect of any or all of the Units and all of Debtor’s other existing and future rights relating to the Units; and
All products and proceeds of the foregoing.

4.	Notice of Security Interest. Debtor and Secured Party give Issuer notice of Secured Party’s Security Interest in the Collateral. Debtor has executed and delivered a revolving promissory note (“Note”) dated June 27, 2002 in favor of Secured Party that evidences a revolving line of credit in the principal sum of up to One Million and no/100 Dollars ($1,000,000.00) or so much as may from time to time be disbursed. The obligations of Debtor under the Note are secured by a pledge agreement (“Pledge Agreement”) dated June 27, 2002 between Debtor and Secured Party that grants Secured Party a Security Interest in the Collateral. Secured Party has possession of the original certificates of the Units under the terms of the Pledge Agreement. The Note was executed and advances shall be made under the Note in reliance upon the execution and performance of the terms and conditions of the Pledge Agreement and this Agreement. Issuer acknowledges receipt of this notice and agrees that Secured Party has the Security Interest in the Collateral.

5.	Control. The Collateral is investment property as defined in the UCC. By entering into this Agreement and Secured Party taking possession of the certificates of the Units, Secured Party has Control over the Collateral, and the Security Interest in the Collateral is perfected by Control. Issuer will comply with all of Secured Party’s entitlement orders and instructions relating to any of the Collateral without any further consent of Debtor. This means that Issuer will comply with all notices from Secured Party that direct Issuer to trade, exchange or redeem any Collateral, or to deliver, transfer, or pay any Collateral to Secured Party or to anyone that Secured Party designates.

6.

Rights of Debtor and Others.

Until Issuer receives notice from Secured Party to the contrary, Issuer will pay to Debtor all cash dividends, cash interest, cash earnings, and other cash distributions on the Collateral.

7.	Representations and Warranties concerning Collateral. Debtor and Issuer represent and warrant to Secured Party, and agree that:

(a)	Debtor and Issuer consent to and approve Secured Party’s Security Interest in the Collateral, the Pledge Agreement executed by Debtor and Secured Party for the Collateral, and the Secured Party’s possession of the original certificates of the Units.
(b)	Secured Party is first to obtain Control over the Collateral and no one except Secured Party has Control over any of the Collateral. Neither Debtor nor Issuer has entered or will enter into any agreement (including but not limited to any control agreement, pledged account agreement, or other agreement) that gives anyone except Secured Party Control over any of the Collateral. Neither Debtor nor Issuer will permit anyone except Secured Party to have Control over any of the Collateral.
(c)	No one has made a claim against any of the Collateral. Debtor and Issuer will immediately notify Secured Party if anyone (other than Debtor, Secured Party, or Issuer) makes a claim against any of the Collateral, or asserts any security interest, other interest, lien or other right or title in any of the Collateral. Except as otherwise directed by Secured Party or consented to in writing by Secured Party, Debtor is and will remain the sole holder of the Collateral.
(d)	Except for the certificates of the Units in the possession of Secured Party, Issuer has not issued, and will not issue, any Instrument or certificate for any of the Collateral, and Issuer has not given, and will not give, to Debtor or anyone else (except Secured Party) any Instrument or certificate for any of the Collateral unless consented to in writing by Secured Party.
(e)	Issuer agrees that all of Issuer’s existing and future security interests, liens, claims, rights of setoff and recoupment, and other right, title and interest in any of the Collateral are and will remain fully subordinate to the Security Interest. Issuer will not assert or enforce any of Issuer’s existing or future security interests, liens, claims, rights of setoff or recoupment, or other right, title or interest in any of the Collateral.

(f)	At Secured Party’s request, Issuer will give Secured Party a copy of Issuer’s statements for the Collateral and any other information about the Collateral. Issuer will comply with all other requests of Secured Party relating to any of the Collateral.
(g)	Collateral has not been transferred, converted or exchanged under the Limited Partnership Agreement.

8.	Representations and Warranties concerning the Limited Partnership Agreement. Debtor and Issuer represent and warrant to Secured Party, and agree that:

(a)	As of the date of this Agreement, there is no existing default under the Limited Partnership Agreement to the knowledge of Issuer, and that the Issuer has no offsets, claims or defenses against Debtor. The Limited Partnership Agreement is valid, in full force and effect and has not been amended, restated or otherwise modified in any way.
(b)	Debtor has been admitted as a limited partner under the Limited Partnership Agreement and Secured Party shall be deemed admitted to the limited partnership without further requirement.
(c)	Issuer consents to the Transfer (as defined in the Limited Partnership Agreement) of Debtor’s limited partnership interest to Secured Party. In addition, the representations set forth in Section 9.01 of the Limited Partnership Agreement are not applicable to Secured Party.

(d)	Debtor shall be responsible for all costs of any Transfer to Secured Party and any exercise of exchange rights by Secured Party.
(e)	Debtor has not exercised any notice of exchange during the 2002 calendar year and will not execute any notice of exchange without the written consent of Secured Party, which consent may be withheld in the discretion of Secured Party, and Issuer shall not accept any notice of exchange from the Debtor without the written consent of Secured Party.

(f)	Secured Party shall have the exchange rights set forth in the Limited Partnership Agreement.
(g)	The Issuer is organized under the laws of the State of North Dakota. That state is Issuer’s jurisdiction for purposes of the UCC.

9.	Representations and Warranties concerning Debtor’s Total Units. Debtor and Issuer represent and warrant to Secured Party, and agree that:

(a)	Debtor is the owner of 1,417,641.209 limited partnership units of Issuer (“Debtor’s Total Units”) which have been duly authorized and validly issued, are fully paid and non-assessable, and are free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Debtor’s Total Units, and further except that certain of Debtor’s Total Units (not defined as the Units) have been pledged by Debtor to Issuer. The Units defined as Collateral are a portion of Debtor’s Total Units.
(b)	Debtor’s Total Units are all of the limited partnership units of Issuer that have been originally issued to Debtor. No other person or entity has control of Debtor’s Total Units or any certificates representing or evidencing Debtor’s Total Units and no financing statement covering any of Debtor’s Total Units is on file in any public office, except for the Secured Party as to the Units defined as Collateral. Except to the Secured Party as set forth herein, none of Debtor’s Total Units have been transferred, converted or exchanged under the Limited Partnership Agreement.
(c)	Debtor will not sell, transfer, exchange or otherwise dispose of all or any part of Debtor’s Total Units and Issuer shall not approve any sale, transfer, exchange or other disposition of all or any part of Debtor’s Total Units, except upon the written consent of Secured Party, which consent may be withheld in the discretion of Secured Party.
(d)	Debtor shall not exercise exchange rights for any of Debtor’s Total Units and Issuer shall not allow exchange of any of Debtor’s Total Units under the Limited Partnership Agreement, except upon the written consent of Secured Party, which consent may be withheld in the discretion of Secured Party.
(e)	Issuer will not trade, exchange or redeem any of Debtor’s Total Units (except Secured Party and as set forth in Section 6), except upon the written consent of Secured Party, which consent may be withheld in the discretion of Secured Party.
(f)	At Secured Party’s request, Issuer will give Secured Party a copy of Issuer’s statements for Debtor’s Total Units and any other information about Debtor’s Total Units.

10.	Covenants. Debtor and Issuer covenant with and warrant to Secured Party as follows:

(a)	Issuer will not comply with any notice or other request from Debtor or anyone else (except Secured Party and as set forth in Section 6) relating to any of the Collateral without Secured Party’s written consent.

(b)	Issuer will not trade, exchange or redeem any of the Collateral or deliver, transfer or pay any of the Collateral to Debtor or anyone else (except Secured Party and as set forth in Section 6) without Secured Party’s written consent.
(c)	Debtor shall not exercise any exchange rights for the Collateral and Issuer shall not allow any exchange of the Collateral under the Limited Partnership Agreement except upon the written consent of Secured Party, which consent may be withheld in the discretion of Secured Party.
(d)	Issuer shall not issue any additional certificates of the Units except upon the written consent of Secured Party, which consent may be withheld in the sole discretion of Secured Party.
(e)	Issuer hereby acknowledges and agrees to abide by and be bound by the power of attorney granted Secured Party in the Pledge Agreement and the limited partnership interest power executed by Debtor in favor of Secured Party with respect to the Collateral.
(f)	Issuer shall, upon the written request of Secured Party, deliver a certificate of the Units that is indorsed to the Secured Party or registered in the name of the Secured Party upon original issue or registration of transfer by the Issuer.
11.	Exchange Rights of Secured Party. Secured Party shall have the exchange rights to require the limited partnership to redeem a portion of the Units on or after March 31, 2003, all as set forth in Section 8.05 of the Limited Partnership Agreement and Section 2 of the Transfer Restriction Agreement. Secured Party’s exchange rights after March 31, 2003 shall be limited each calendar year quarter to the number of Units that constitute not more than five percent (5%) of the number of limited partnership units of Issuer originally issued to Debtor as set forth in Section 2 of the Transfer Restriction Agreement. A conversion or exchange of any such limited partnership units that are pledged to the Issuer shall not be included in the five percent (5%) calculation. On or after March 31, 2003, Secured Party shall have this exchange right notwithstanding any date deemed a Transfer to Secured Party and the one year waiting period after the date of acquisition set forth in Section 8.05 of the Limited Partnership Agreement shall not apply to Secured Party.

In the event that Secured Party exercises the exchange rights as allowed above, the exchange may be in the form of a cash redemption in an amount defined as the Cash Amount or an exchange of Units with shares of IRET equal to the IRET Shares Amount as set forth in the Limited Partnership Agreement. To clarify, IRET means Investors Real Estate Trust, a North Dakota business trust. IRET is a real estate investment trust publicly traded on the NASDAQ Exchange with a symbol of IRETS. The recent stock price has been over $10.00 per share. Cash Amount is defined as an amount of cash per Unit equal to the value of IRET Shares Amount on the date of receipt by IRET of a notice of exchange. IRET Shares Amount shall mean a number of IRET shares equal to the product of the number of Units offered for exchange multiplied by the conversion factor as of the specific exchange date. The conversion factor as of the date of this Agreement is 1.0 and has not been adjusted since the date of the Limited Partnership Agreement. Issuer does not anticipate or have knowledge of any information that could have the effect of changing the conversion factor. For example, based on a IRET stock price of $10.00 per share, the current Cash Amount for 1,000 Units would be $10,000.00 and the IRET Shares Amount would be 1,000 shares.

12.	Rights of Issuer. Notwithstanding any provision of this Agreement or any other agreement: (a) Issuer is not obligated to pay uncollected funds, (b) Issuer is entitled to comply with all applicable laws, regulations, rules, court orders, and other legal process.
13.	Tax Reporting. Until Secured Party notifies Issuer to use a different name and number, Issuer shall make all reports relating to the Collateral to all federal, state and local tax authorities under the name and tax identification number of Debtor.
14.	Waiver, Changes and Cancellations. Nothing in this Agreement can be waived, changed or cancelled, except by a writing signed by Debtor, Secured Party, and Issuer, and except that this Agreement will be cancelled by a writing signed by Secured Party and sent to Issuer in which Secured Party releases Issuer from any further obligation to comply with entitlement orders or instructions originated by Secured Party. Nothing in this Agreement will be affected by any act or omission by anyone.
15.	Notices. All notices, orders, directions, and other communications to any party under this Agreement will be delivered, mailed, or faxed to such party’s address or fax number stated above, or to such other address or fax number that such party may designate in a written notice in accordance with this sentence.
16.	Successors. This Agreement binds and benefits Debtor, Secured Party, and Issuer, and each of their heirs, representatives, successors and assigns.
17.	Specific Performance. This Agreement may be enforced in an action for specific performance.
18.	Governing Law. This Agreement is governed by the laws of Minnesota.
19.	Counterparts. Debtor, Secured Party, and Issuer may sign one or more different copies of this Agreement. All of the signed copies together make up this Agreement.

IN WITNESS WHEREOF, the parties have executed this Control Agreement as of the date and year first written above.

DEBTOR:
/S/ Steven B. Hoyt STEVEN B. HOYT
DEBTOR:
_______________________ MICHELLE L. HOYT

SECURED PARTY:
VENTURE BANK
By: /S/ Michael T. Zenk
Name: Michael T. Zenk
Its: President

ISSUER:
IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP
By: IRET, Inc.
Its: General Partner
By: /S/ Thomas A. Wentz, Sr.
Name: Thomas A. Wentz, Sr.
Its: President

 EXHIBIT A TO CONTROL AGREEMENT

Debtor	No. of Units	Certificate No.	Acquired	Reference
Steven B. Hoyt	495,678.895	01-1111	04/01/01	Plymouth
Michelle L. Hoyt		IV & V